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EXHIBIT 10.37



                                 ALLIS-CHALMERS

                             7660 Woodway, Suite 200
                       Houston, Texas 77063 (713) 369-0550

                            STOCK PURCHASE AGREEMENT

                                  BY AND AMONG

                         ALLIS-CHALMERS CORPORATION AND
                           THE INVESTORS NAMED HEREIN

            --------------------------------------------------------

                               DATED August 10, 2004

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                            STOCK PURCHASE AGREEMENT

         This STOCK PURCHASE AGREEMENT (this "Agreement"), dated August 10, 2004, is made by and among Allis-Chalmers Corporation, a Delaware corporation (the "Company"), and the Investors named on Schedule 1.1 hereto (the "Investors").

                                    RECITALS

         WHEREAS, the Company has delivered to each Investor a Private Placement Memorandum (the "Private Placement Memorandum") dated July 13, 2004, and an Investor Questionnaire (the "Investor Questionnaire") relating to the transactions contemplated in this Agreement.

         WHEREAS, the Company proposes to issue and sell to Investors, and Investors desire to purchase from the Company, shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), on the terms set forth herein.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. PURCHASE

         1.1 PURCHASE AND SALE OF STOCK. Subject to the terms and conditions of this Agreement, the Company will issue and sell to each Investor, and each Investor severally agrees to purchase from the Company, the number of shares of the Company's authorized but unissued Common Stock (the "Shares") set forth with respect to such Investor on Schedule 1.1 hereto, at a price per share equal to $____. The closing (the "Closing") of the sale of the Shares shall be effected at the offices of the Company on or prior to the second business day following satisfaction in full of all of the closing conditions set forth in Section 4 and 5 hereof, or waiver of any such conditions pursuant to the terms thereof, or at such other time and place as may be agreed to by a majority of the Investors pursuant to Section 9.9 (a "Majority of the Investors") and the Company (the "Closing Date"). At the Closing, subject to the terms and conditions hereof, the Company shall cause the Depository Trust Company to enter a book entry on behalf of each Investor representing the Shares purchased by such Investor from the Company, against payment of the full amount of such Investor's aggregate purchase price by wire transfer of immediately available funds to the Company's bank account.

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         1.2 LEGENDS. All certificates representing the Shares shall bear the following legend (in addition to any legend required by the blue sky or securities laws of any state or jurisdiction to the extent such laws are applicable to the shares represented by the certificate so legended):

         "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT OR SUCH LAWS."

         1.3 STOP TRANSFER ORDERS. All certificates representing the Shares will be subject to a stop transfer order with the Depository Trust Company or with the Company's transfer agent that restricts the transfer of such shares except in compliance with this Agreement.

         2. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby makes the following representations and warranties to the Investors:

         2.1 ORGANIZATION, ETC. The Company is a corporation, duly organized and validly existing and in good standing under the laws of the State of Delaware, and is qualified or licensed to do business and is in good standing as a foreign corporation in each other jurisdictions in which the conduct of its business or the ownership of property requires such qualification or licensing, except where failure to be so qualified or licensed would not have a material adverse effect on the financial condition or operations of the Company and its Subsidiaries (as defined below), taken as a whole (for the Company and its Subsidiaries, a "Material Adverse Effect"). Each company (each, a "Subsidiary") listed on
Schedule 2.1 hereof is duly organized and validly existing and in good standing under the laws of the jurisdiction of its organization, and is qualified or licensed to do business and is in good standing as a foreign corporation in each other jurisdiction in which the conduct of its business or the ownership of property requires such qualification or licensing, except where failure to be so qualified or licensed would not have a Material Adverse Effect. Except for the Subsidiaries, the Company does not own, of record or beneficially, the securities of any other entity. True and correct copies of the Certificate of Incorporation and Bylaws of the Company, as currently in effect, are among the documents that have been filed with the Securities and Exchange Commission (the "SEC") and are available on the SEC's website (www.sec.gov) (CIK No. 0000003982), except that such documents do not include a Certificate of Amendment of the Certificate of Incorporation of the Company filed on April 9, 2004, the sole effect of which was to effect a one-to-five reverse stock split.

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         2.2 AUTHORITY. The Company has the corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder, and such action has been duly authorized by all necessary action of the Company's Board of Directors. The issuance and sale of the Shares has been duly authorized and if, as and when delivered to the Investors, the Shares will be duly and validly issued and outstanding, fully paid and non-assessable and will be free of any Encumbrance (as defined below), other than those imposed pursuant to this Agreement and securities laws of general application. As used in this Agreement, "Encumbrance" shall mean any claim, lien, pledge, option, charge, easement, security interest, deed of trust, mortgage, right of way, encroachment, private building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent sale or other title. The issuance and sale of the Shares will not be subject to preemptive or other similar rights of any holder of the Company's securities.

         2.3 ENFORCEABILITY. This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding agreement and obligation of the Company enforceable against it in accordance with its terms subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

         2.4 NO VIOLATION. Except as set forth on Schedule 2.4, the execution and the delivery by the Company of this Agreement and the performance by the Company of its obligations hereunder, including the issuance and sale of the Shares, does not and will not (i) conflict with or result in a breach of the terms, conditions or provisions of, (ii) constitute a default under, (iii) result in a violation of, or (iv) require any authorization, consent or approval not heretofore obtained pursuant to, any binding written or oral agreement or instrument including, without limitation, any charter, bylaw, trust instrument, indenture or evidence of indebtedness, lease, contract or other obligation or commitment (each, a "Contractual Obligation") binding upon the Company or any Subsidiary or any of their respective properties or assets, or any law, rule, regulation, restriction, order, writ, judgment, award, determination, injunction or decree of any court or government, or any decision or ruling of any arbitrator (each, a "Requirement of Law") binding upon or applicable to the Company or any Subsidiary or any of their respective properties or assets.

         2.5 LITIGATION. Except as set forth in Schedule 2.5 or the SEC Reports (as defined in Section 2.7 below), there are no pending or overtly threatened actions, claims, orders, decrees, investigations, suits or proceedings by or before any governmental authority, arbitrator, court or administrative agency which would have a Material Adverse Effect.

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         2.6 CAPITALIZATION. The authorized capital stock of the Company consists of 20,000,000 shares of Common Stock, par value $0.01 per share, 6,276,016 shares of which have been validly issued and are outstanding as of the date hereof (and such issued shares are fully paid and non-assessable), and 10,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are outstanding on the date hereof. Except as set forth on Schedule 2.6, the Company owns 100% of the capital stock of each of the Subsidiaries. Except as set forth on Schedule 2.6 hereto, there do not exist any other authorized or outstanding securities, options, warrants, calls, commitments, rights to subscribe or other instruments, agreements or rights of any character, or any pre-emptive rights, convertible into or exchangeable for, or requiring or relating to the issuance, transfer or sale of, any shares of capital stock or other securities of the Company or any Subsidiary.

         2.7 ANNUAL REPORT; FINANCIAL STATEMENTS. The Company's Annual Report on Form 10-K for the year ended December 31, 2003, as amended by Form 10-K/A filed with the SEC on April 29, 2004, and Quarterly Report on Form 10-Q for the quarter ended March 31, 2004 (the " SEC Reports") have been filed with the SEC and the Reports complied in all material respects with the rules of the SEC applicable to such Reports on the date filed with the SEC, and the Reports did not contain, on the date of filing with the SEC, any untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances in which they were made, not materially misleading. The Reports have not been amended, nor as of the date hereof has the Company filed any report on Form 8-K since December 31, 2003 other than Form 8-Ks filed on June 3, 2004 and June 23, 2004. All of the consolidated financial statements included in the Reports (the "Company Financial Statements"): (i) have been prepared from and on the basis of, and are in accordance with, the books and records of the Company and with generally accepted accounting principles applied on a basis consistent with prior accounting periods; (ii) fairly and accurately present in all material respects the consolidated financial condition of the Company as of the date of each such Company Financial Statement and the results of its operations for the periods therein specified; and (iii), in the case of the annual financial statements, are accompanied by the audit opinion of the Company's independent public accountants. Except as set forth in Schedule 2.7 or in the Company Financial Statements, as of the date hereof, the Company has no liabilities other than (i) liabilities which are reflected or reserved against in the Company Financial Statements and which remain outstanding and undischarged as of the date hereof,
(ii) liabilities arising in the ordinary course of business of the Company since December 31, 2003, (iii) liabilities incurred as a result of the transactions described on Schedule 2.7 or (iv) liabilities which were not required by generally accepted accounting principles to be reflected or reserved on the Company Financial Statements. Since December 31, 2003, except as set forth on
Schedule 2.7 hereto, there has not been any event or change which has had or could reasonably be expected to have a Material Adverse Effect and the Company has no knowledge of any event or circumstance that would reasonably be expected to result in such a Material Adverse Effect.

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         2.8 ABSENCE OF CERTAIN CHANGES. Since December 31, 2003 (the "Balance
Sheet Date"), except as set forth on Schedule 2.7 hereto and in the SEC Reports, neither the Company nor any of its Subsidiaries has:

         (a) redeemed, purchased or otherwise acquired directly or indirectly any shares of any class or series of its capital stock, or any instrument or security which consists of or includes a right to acquire such shares (other than repurchases of restricted stock at cost required pursuant to agreements outstanding on the date of this Agreement or entered into after the date of this Agreement in compliance with the provisions hereof);

         (b) paid, discharged or satisfied any claim, liability or obligation (whether absolute, accrued, contingent or otherwise) other than the payment, discharge or satisfaction in the ordinary course of business and consistent with past practice of liabilities and obligations reflected or reserved against in the Company Financial Statements Sheet or incurred in the ordinary course of business and consistent with past practice since the Balance Sheet Date;

         (c) permitted or allowed any of its material properties or assets (real, personal or mixed, tangible or intangible) to be subjected to any mortgage, pledge, claim, lien, security interest, encumbrance, restriction or charge of any kind outside of the ordinary course of business;

         (d) cancelled any debt or waived any claim or right of substantial value;

         (e) sold, transferred, licensed, leased, pledged, mortgaged or otherwise disposed of any of its material properties or assets (real, personal or mixed, tangible or intangible) or any material amount of property or assets, except in the ordinary course of business;

         (f) disposed of or permitted to lapse any right to the use of any Proprietary Rights (as defined in Section 2.14 hereof), or disposed of or disclosed to any person or entity, other than representatives of the Investors and persons subject to a nondisclosure agreement, any trade secret, formula, process, know-how or other Proprietary Right not yet a matter of public knowledge;

         (g) granted any material increase or accrual in or accelerated, any benefit or compensation payable or to become payable to any officer, director, employee or consultant, including any such increase, accrual or acceleration pursuant to any benefit plan except in connection with a promotion or job change or any general increase in the compensation payable or to become payable to officers, employees or directors in the ordinary course of business, or entered into or amended in any material way any employment, material consulting, severance, termination or material benefit plan agreement or arrangement other than in the ordinary course of business;

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         (h) declared, paid or set aside for payment any dividend or other distribution in respect of its capital stock or redeemed, purchased or otherwise acquired, directly or indirectly, any shares of capital stock or other securities of the Company or any of its Subsidiaries;

         (i) made any change in any method of tax or financial statement accounting or accounting practice that would or would reasonably be expected to result in any material change in the Company Financial Statements;

         (j) paid, loaned or advanced any amount to, or sold, transferred or leased any material properties or assets (real, personal or mixed, tangible or intangible) to, or entered into any agreement or arrangement with, any of its officers or directors or employees or any Affiliate (as defined in Section 7.1) of any of its officers or directors or employees, except for directors' fees, and compensation to officers at rates not exceeding the rates of compensation paid during the year ended December 31, 2003;

         (k) amended its certificate of incorporation or by-laws or similar organizational documents;

         (l) issued, sold, transferred, pledged, disposed of or encumbered any shares of any class or series of its capital stock, or securities convertible into or exchangeable for, or options, warrants, calls, commitments or rights of any kind to acquire, any shares of any class or series of its capital stock, other than shares of Common Stock reserved for issuance on the date of this Agreement pursuant to the Company's 2003 Incentive Stock Plan, the exercise of any options to purchase Common Stock described on Schedule 2.6 or existing agreements that require the Company to issue shares of Common Stock;

          (m) terminated or materially modified or amended any of its material contracts or waived, released or assigned any material rights under any material contract or claims, except in the ordinary course of business and consistent with past practice;

         (n) revalued in any material respect any of its assets, including writing down the value of inventory or writing-off notes or accounts receivable, other than in the ordinary course of business consistent with past practice or as required by GAAP;

         (o) adopted a plan of complete or partial liquidation, dissolution, merger, consolidation, restructuring, recapitalization or other reorganization of the Company or any of its Subsidiaries; or

         (p) agreed, whether in writing or otherwise, to take any action described in this section.

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         2.9 INCOME TAX RETURNS. The Company and the Subsidiaries have filed all federal and state income tax returns which are required to be filed, and have paid, or made provision for the payment of, all taxes which have become due pursuant to said returns or pursuant to any assessment received by the Company or any Subsidiary, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided. The Company has no knowledge of any pending assessments or adjustments of the income tax payable of the Company or its Subsidiaries with respect to any year.

         2.10 PERMITS, COMPLIANCE WITH LAW. The Company and each Subsidiary possesses, and will hereafter possess, all permits, consents, approvals, franchises and licenses required and rights to all trademarks, trade names, patents, and fictitious names, if any, necessary to enable them to conduct the business in which it is now engaged in compliance with applicable law, except where failure to do so would not have a Material Adverse Effect. The Company and each Subsidiary are in compliance with all federal, state and local laws, regulations and ordinances ("Requirements of Law") in the conduct of its business and corporate affairs, except where failure to comply, singly or in the aggregate, would not have a Material Adverse Effect.

         2.11 ERISA. Except as set forth on Schedule 2.11, the Company and each Subsidiary is in compliance in all material respects with all applicable provisions of ERISA; the Company and each Subsidiary has not violated any provision of any Plan maintained or contributed to by it; no Reportable Event as defined in ERISA has occurred and is continuing with respect to any employee benefit plan ("Plan") initiated by the Company or any Subsidiary; the Company and each Subsidiary has met its minimum funding requirements under ERISA with respect to each Plan; and each Plan will be able to fulfill its benefit obligations as they come due in accordance with the Plan documents and under generally accepted accounting principles. Schedule 2.11 describes each Plan maintained by the Company and each of its Subsidiaries.

         2.12 CONTRACTS. Schedule 2.12 sets forth a description of each Contractual Obligation not filed as an exhibit to the SEC Reports which provides for payments to or by the Company or any Subsidiary in excess of $25,000, or is otherwise material to the operations of the Company or any Subsidiary. Except as set forth on Schedule 2.4, neither the Company nor any Subsidiary is in default on any Contractual Obligation, except for such defaults which would not have a Material Adverse Effect.

         2.13 ENVIRONMENTAL MATTERS. Except as set forth on Schedule 2.13, since January 1, 1989, the Company and its subsidiaries (including the Subsidiaries) have at all times been in compliance in all material respects with all applicable environmental laws and regulations. Except as described in the SEC Reports or as set forth on Schedule 2.13, none of the operations of the Company or any Subsidiary is the subject of any federal or state investigation evaluating whether any remedial action involving a material expenditure is needed to respond to a release of any toxic or hazardous waste or substance into the environment. Except as set forth on Schedule 2.13, neither the Company nor any Subsidiary has received notice of any actual or threatened claim, investigation, proceeding, order or decree in connection with any release of any toxic or hazardous waste or substance into the environment.

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         2.14 TRADEMARKS, ETC. The Company and the Subsidiaries own, have sufficient title to, or have the right to use (or can obtain the right to use on reasonable commercial terms), all patents, trademarks, service marks, trade names, copyrights, licenses, trade secrets or other proprietary rights (collectively, the "Proprietary Rights") necessary to their business as now conducted without infringing upon the right of any person. Except for employee confidentiality agreements with employees and consultants, there are no outstanding material options, licenses or agreements relating to intellectual property rights of the Company or any Subsidiary necessary to their business as now conducted, nor is the Company or any Subsidiary bound by or a party to any material options, licenses or agreements with respect to the Proprietary Rights of any other person or entity. To the Company's knowledge, neither the Company nor any Subsidiary has violated or is in current violation of, and neither the Company nor any Subsidiary has received any communications alleging that the Company or any Subsidiary has violated or, by conducting its business as proposed, would violate, any of the Proprietary Rights of any other person or entity. The Company and the Subsidiaries are not aware of any material violation by a third party of any of their Proprietary Rights necessary to their business as now conducted.

         2.15 REAL PROPERTY. Schedule 2.15 sets forth all of the real property which is owned and/or leased by each of the Company and the Subsidiaries (collectively, the "Real Property"). The Real Property constitutes all of the real property now used in and necessary for the conduct of the business of the Company and the Subsidiaries as presently conducted. Except as set forth in
Schedule 2.15 or in the SEC Reports, the leases relating to the Real Property are in full force and effect and are valid, binding, and enforceable in accordance with their terms, and no event of default has occurred which (whether with or without notice, lapse of time or both or the happening or occurrence of any other event) would constitute a default on the part of any party.

         Except as set forth in Schedule 2.15, all real property, buildings and structures owned or used by the Company and the Subsidiaries are in good condition and suitable for the purpose or purposes for which it is being used, reasonable wear and tear excepted, and is in such condition and repair as to permit the continued operation of said businesses. None of the Real Property, buildings or structures is in need of material maintenance or repairs except for ordinary, routine maintenance and repairs.

         2.16 EMPLOYEES. Except as set forth on Schedule 2.16, all employees of the Company and each Subsidiary are employed "at will" and may be terminated without payment of severance or incurrence of any other liability of the Company or the Subsidiaries; no employee of the Company is in violation of any material term of any employment contract, confidentiality agreement or any other material Contractual Obligation relating to the right of any such employee to be employed by the Company or any Subsidiary; and neither the Company nor any Subsidiary has any employee severance agreement covering any of its employees. There are no labor disputes or union organization activities pending or threatened between the Company or the Subsidiaries and their employees. The Company and the Subsidiaries require each employee and consultant to execute an employee inventions and proprietary rights assignment and confidentiality agreement.

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         2.17 INSURANCE. The Company and the Subsidiaries currently maintain, in full force and effect, all insurance policies that are reasonably required to be maintained for the conduct of its business or the ownership of its properties (both real and personal) (collectively, the "Insurance Policies"). The Company
(a) is not in material default regarding the provisions of any Insurance Policy;
(b) has paid all premiums due thereunder; and (c) has not failed to present any notice or material claim thereunder in a due and timely fashion. The coverage provided by the Insurance Policies, with respect to any insured act or event occurring on or prior the Effective Date, will not in any way be affected by or terminate or lapse by reason of the transactions contemplated hereby. Schedule
2.17 sets forth a listing of all policies maintained by the Company and a listing, by policy, of all outstanding claims and the amount thereof made by the Company under each such policy.

         2.18 DELAWARE GENERAL CORPORATION LAW SECTION 203. The Board of Directors of the Company has approved the transactions contemplated by this Agreement such that no Investor shall become an "interested person" within the meaning of Section 203 of the Delaware General Corporation Law as a result of the transactions contemplated by this Agreement.

         2.19 TITLE TO PROPERTIES. The assets owned or leased by the Company and its Subsidiaries are all of the assets necessary to conduct the business of the Company and its Subsidiaries as currently being conducted. The Company and its Subsidiaries have good and marketable title to substantially all of the assets they own, real and personal, movable and immovable, tangible and intangible, free and clear of any charge, claim, lien, pledge, security interest or other encumbrance ("Encumbrances"), except for: (a) liens for taxes not yet due and payable, (b) Encumbrances described on Schedule 2.19 hereto, or (c) minor imperfections of title and encumbrances, if any, which (i) are not substantial in amount, (ii) do not detract from the value of the property subject thereto, impair the operations of the business of the Company, or the use or license of certain of the assets of the Company, and (iii) have arisen in the ordinary course of business consistent with past practice.

         2.20 RELATED PARTY TRANSACTIONS. Except for those contracts described in the SEC Reports or on Schedule 2.20 hereto, no existing Contractual Obligation of the Company or its Subsidiaries is with or for the direct benefit of (i) any party owning, or formerly owning, beneficially or of record, directly or indirectly, in excess of five percent (5%) of the outstanding capital stock of the Company, (ii) any director, officer or similar representative of the Company, (iii) any natural person related by blood, adoption or marriage to any party described in (i) or (ii), or (iv) any entity in which any of the foregoing parties has, directly or indirectly, at least a five percent (5%) beneficial interest (a "Related Party"). Without limiting the generality of the foregoing,

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no Related Party, directly or indirectly, owns or controls any material assets or material properties which are used in the Company's business and to the actual knowledge of the Company, no Related Party, directly or indirectly, engages in or has any significant interest in or connection with any business which is, or has been within the last two years, a competitor, customer or supplier of the Company or has done business with the Company or which currently sells or provides products or services which are similar or related to the products or services sold or provided in connection with the Business.

         2.21 BROKERS. The Company will pay a placement fee of up to 7% of the gross proceeds from the sale of the Shares to Investors. Except for such payments the Company has not agreed to pay or incurred any obligation in respect of any finder's fee, brokerage fee or other commission in connection with the sale of Shares contemplated by this Agreement.

         2.22 SECURITIES LAW MATTERS. To the best of its knowledge and except for the Company's failure to hold annual meetings of its stockholders, since January 1, 2000, the Company has filed all reports, registration statements, proxy statements and other materials, together with any amendments required to be made with respect thereto, that were required to be filed with (i) the SEC under the Securities Act of 1933, as amended (the "Securities Act"), or the Security Exchange Act of 1934, as amended (the "Exchange Act"), and (ii) any applicable state securities authorities. No such filing, as of the date it was filed, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not materially misleading. Subject to the accuracy of the representations and warranties of the Investors set forth in
Section 3, the offer, sale and issuance of the Shares to the Investors will be exempt from registration under the Securities Act.

         2.23 NO ANTI-DILUTION RIGHTS. Except as set forth on Schedule 2.23, the transactions contemplated hereby will not trigger any anti-dilution provisions contained in any existing agreements.

         2.24 FULL DISCLOSURE. No representation, warranty, schedule or certificate of the Company made or delivered pursuant to this Agreement or in the Private Placement Memorandum contains or will contain any untrue statement of fact, or omits or will omit to state a material fact the absence of which makes such representation, warranty or other statement misleading.

         3. REPRESENTATIONS AND WARRANTIES OF INVESTORS. Each Investor, severally and not jointly, hereby makes the following representations and warranties as to such Investor:

         3.1 ORGANIZATION. Investor, if not a natural person, is duly organized and validly existing and in good standing under the laws of the state of its organization.

         3.2 AUTHORITY. Investor has the corporate or other authority to execute and deliver this Agreement and the Investor Questionnaire to which such Investor is a party and to perform its obligations hereunder.

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         3.3 NO VIOLATION. The execution and the delivery by Investor of this
Agreement and the Investor Questionnaire, and its purchase of the Shares and the consummation of the transactions contemplated hereby or to be effected concurrently herewith do not and will not (a) conflict with or result in a breach of the terms, conditions or provisions of, (b) constitute a default under, (c) result in a violation of, or (d) require any authorization, consent or approval not heretofore obtained pursuant to, any Contractual Obligation or Requirement of Law to which Investor is a party or is otherwise subject.

         3.4 ENFORCEABILITY. This Agreement and the Investor Questionnaire constitute the legal, valid and binding obligation of Investor and is enforceable against Investor in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect generally relating to or affecting creditors' rights.

         3.5 INVESTMENT INTENT. Investor is acquiring the Shares for its own account for investment and not with a view to, or for resale in connection with, any "distribution" thereof for purposes of the Securities Act. Investor is an "accredited investor" as such term is defined in Regulation D under the Securities Act. Investor acknowledges that the Shares shall be "restricted securities" within the meaning of Rule 144 ("Rule 144") under the Securities Act, will contain a transfer restriction legend and may only be resold pursuant to an effective registration statement filed with the SEC under the Securities Act, or pursuant to Rule 144 or another valid exemption from the registration requirements of the Act as established by an opinion of counsel reasonably acceptable to the Company.

         3.6 INVESTIGATION. Investor acknowledges receipt of the Private Placement Memorandum, and has been given full access by the Company to all information concerning the business and financial condition, properties, operations and prospects of the Company that Investor has deemed relevant for purposes of making the investment contemplated by this Agreement. By reason of Investor's knowledge and experience in financial and business matters in general, the business of the Company and investments of the type contemplated by this Agreement in particular, Investor is capable of evaluating the merits and risks of making the investment in the Shares and is able to bear the economic risk of the investment (including a complete loss of its investment in the Shares). Subject to the truth and accuracy of the representations and warranties made by the Company hereunder, Investor has conducted such investigation as it deems relevant in connection with its consummation of the transactions contemplated by this Agreement.

         3.7 BROKERS. Investor has not agreed to pay or incurred any obligation in respect of any finder's fee, brokerage fee or other commission in connection with the sale of Shares contemplated by this Agreement.

         4. CONDITIONS TO THE OBLIGATIONS OF THE COMPANY. The obligations of the Company to consummate the transactions contemplated by this Agreement on the Closing Date shall be subject to the satisfaction of each of the conditions set forth in this Section 4, unless waived by the Company, on or prior to the Closing Date.

         4.1 REPRESENTATIONS AND WARRANTIES. If this Agreement is not signed on the Closing Date, the representations and warranties of the Investors set forth in Section 3 shall be true and correct in all material respects as of the Closing Date as though made on and as of such date.

         4.2 NO PROCEEDINGS. No order, injunction, decree or other action or legal, administrative, arbitration or other proceeding by any person other than the Company or investigation by any governmental agency or authority shall be pending or threatened, challenging or imposing a material limitation on the execution, delivery or performance of this Agreement, or the consummation of any of the transactions contemplated hereby.

         4.3 COMPLIANCE WITH LAWS. The purchase of the Shares by each Investor hereunder shall be legally permitted by all laws and regulations to which each Investor or the Company is subject.

         4.4 APPROVAL OF DOCUMENTS. All proceedings taken in connection with the transactions contemplated hereby and all documents incident to such transactions shall be reasonably satisfactory in form and substance to the Company and its counsel.

         4.5 INVESTOR QUESTIONNAIRE. Each investor shall have completed and executed and delivered to the Company an Investor Questionnaire in a manner reasonably acceptable to the Company.

         5. CONDITIONS TO THE OBLIGATIONS OF INVESTORS. The obligations of each Investor to consummate the transactions under this Agreement on the Closing Date shall be subject to the satisfaction of each of the conditions set forth in this
Section 5, unless waived by each Investor, on or prior to the Closing Date.

         5.1 REPRESENTATIONS AND WARRANTIES. If this Agreement is not signed on the Closing Date, the representations and warranties of the Company set forth in
Section 2 shall be true and correct in all material respects as of the Closing Date as though made on and as of such date; the Company shall have performed all obligations and complied with all covenants required to be performed or complied with by the Company under this Agreement on or prior to the Closing Date; and each Investor shall have received on the Closing Date from the Company a certificate or certificates, dated the Closing Date, to such effect, which certificate or certificates shall be signed by an authorized officer of the Company.

         5.2 NO PROCEEDINGS. No order, injunction, decree or other action or legal, administrative, arbitration or other proceeding by any person or investigation by any governmental agency or authority shall be pending or, to the knowledge of the Company, threatened, challenging or imposing a material limitation on the execution, delivery or performance of this Agreement, the consummation of any of the transactions contemplated thereby or the operation by the Company of its businesses as now conducted.

         5.3 APPROVAL OF DOCUMENTS. All proceedings taken in connection with the transactions contemplated hereby and all documents incident to such transactions shall be reasonably satisfactory in form and substance to each Investor and its counsel.

         5.4 COMPLIANCE WITH LAWS. The purchase of the Shares by each Investor hereunder shall be legally permitted by all laws and regulations to which each Investor or the Company is subject.

         5.5 NO MATERIAL ADVERSE CHANGE. Except as described in the SEC Reports or in Schedule 2.7, there shall have been no event that has had or could reasonably be expected to have a Materially Adverse Effect since December 31, 2003.

         5.6 OPINION OF COUNSEL. Investor shall have received an opinion of counsel to the Company in the form attached as Schedule 5.6 hereto.

         6. CERTAIN COVENANTS OF THE COMPANY.

         6.1 LISTING OF COMMON STOCK. The Company shall use its best efforts to cause the Common Stock to be listed on the American Stock Exchange (or, if such listing cannot be obtained, upon NASDAQ or another exchange which will result in the Company being eligible to register the resale of the Shares sold hereby on Form S-3 of the SEC) as soon as practicable following the date hereof. The Company shall cause the Shares to be listed or included on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed or included.

         6.2 SHELF REGISTRATION. Provided the Company is then eligible to use such form, the Company shall prepare and file or cause to be prepared and filed with the SEC, as soon as practicable but in any event no later than sixty (60) days after the date hereof, a Registration Statement on Form S-3 for an offering to be made on a delayed or continuous basis pursuant to Rule 415 of the Securities Act registering the resale from time to time by the Investors of the Shares pursuant to plans of distribution reasonably acceptable to the Investors (the "Registration Statement"). Each Investor agrees to promptly provide to the Company, in writing, such information as the Company may reasonably request for inclusion in the Registration Statement. The Company shall use its best efforts to cause the Registration Statement to be declared effective under the Securities Act no later than ten (10) Business Days after receipt of notice of "no review" by the SEC or one hundred twenty (120) days from the date hereof in the event of SEC review, and to keep such Registration Statement continuously effective under the Securities Act until the earlier of (i) the second anniversary of the date the Registration Statement is declared effective by the SEC, and (ii) such date as all Shares registered on such Registration Statement have been resold (the earlier to occur of (i) and (ii) is the "Registration Termination Date").

         (a) If a Registration Statement ceases to be effective for any reason at any time prior to the applicable Registration Termination Date, the Company shall use its best efforts to obtain the prompt withdrawal of any order suspending the effectiveness thereof.

         (b) The Company shall supplement and amend the Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Registration Statement, if required by the Securities Act or, to the extent to which the Company does not reasonably object, as requested by the Investors.

         (c) Each Investor agrees that if such Investor wishes to sell securities pursuant to the Registration Statement, it will do so only in accordance with this Agreement.

         (d) All Registration Expenses incurred in connection with the registrations pursuant to this Section 6.2 shall be borne by the Company. "Registration Expenses" shall mean all expenses incurred by the Company in complying with this Section 6.2 hereof including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel for the Company, reasonable fees and disbursements of one counsel (the "Investors' Counsel") appointed to represent the Investors selected by a Majority of the Investors, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company which shall be paid in any event by the Company and Selling Expenses, as defined hereinafter). All Selling Expenses incurred in connection with any registrations hereunder, shall be borne by the Investors. "Selling Expenses" shall mean all brokerage and selling commissions applicable to a sale of the Shares pursuant to the Registration Statement.

         (e) The Company may suspend sales of Shares pursuant to the Registration Statement for a period of not more than thirty (30) days during any six (6) month period in the event it determines in good faith that such Registration Statement contains or may contain an untrue statement of material fact or omits or may omit to state a material fact required to be stated therein or necessary to make the statement therein not misleading; provided that the Company shall promptly amend such Registration Statement in order to correct any untrue statement and/or ensure that such Registration Statement is not misleading; provided further that subject to the time limitations set forth above, the Company may delay such amendment if the Company determines that such delay is in the best interest of the Company in order to avoid premature public announcements of potential acquisitions or other extraordinary transactions. At the time the Registration Statement is declared effective, each Investor shall be named as a selling securityholder in the Registration Statement and the related prospectus in such a manner as to permit such Investor to deliver such prospectus to purchasers of Shares in accordance with applicable law.

         (f) The Company shall reasonably cooperate with Investors' Counsel in performing the Company's obligations under this Section 6.2 and shall: (i) permit Investor Counsel to review and comment upon any offering pursuant to this
Section 6.2 and to review and comment upon (A) the Registration Statement prior to its filing with the SEC and (B) all amendments and supplements thereto (except for Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K and any similar or successor reports) prior to their filing with the SEC; and (ii) promptly furnish to Investor Counsel, without charge, (A) any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to any Registration Statement, (B) after the same is prepared and filed with the SEC, one copy of any Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, and
(iii) upon the effectiveness of any Registration Statement, one copy of the prospectus included in such Registration Statement and all amendments and supplements thereto; provided that the Company will only be responsible for reasonable fees and expenses of one counsel pursuant to this Section 6.2.

         (g) The Company shall furnish to the Investors such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of the Shares owned by them.

         (h) The Company shall use its best efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Investors, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

         (i) The Company shall notify immediately each Investor holding Shares covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing; provided, however, that, subject to Section 6.2(e) the Company shall promptly amend such Registration Statement in order to correct any untrue statement and/or ensure that such Registration Statement is not misleading.

         6.3 INDEMNIFICATION.

         (a) The Company will indemnify each Investor, its officers, directors, employees, partners, affiliates, agents, representatives and legal counsel, and each person controlling (or deemed controlling) such Investor within the meaning of the Securities Act, (collectively, the "Investors' Agents") with respect to which registration, qualification or compliance has been effected pursuant to
Section 6.2, against all claims, losses, damages and liabilities (or actions in respect thereof), joint or several, arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular or other similar document or any amendments or supplements thereto (including any related registration statement and amendments or supplements thereto, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, or (ii) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification or compliance, and will reimburse each Investor, and each Investors' Affiliates, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Investor and stated to be specifically for use therein or furnished in writing by such Investor to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein.

         (b) Each Investor will indemnify the Company, each of its directors and officers, each legal counsel and independent accountant of the Company, each person who controls the Company within the meaning of the Securities Act, any underwriter, and each other Investor, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular or other similar document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and will reimburse the Company, such directors, and officers, control persons, underwriter and each other Investor for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished in writing to the Company by an instrument duly executed by such Investor and stated to be specifically for use therein or furnished by such Investor to the Company in response to a request by the Company stating specifically that such information will be used by the Company therein; provided, however, that the indemnity agreement provided in this Section 6.3 shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the written consent of the Investor, which consent shall not be unreasonably withheld. In no event shall an Investor's indemnification obligation exceed the net proceeds received from its sale of Shares in such offering.

         (c) Each party entitled to indemnification under this Section 6.3 (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying Party") promptly after such Indemnified Party has received written notice of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld). The Indemnified Party may participate in such defense at such party's expense; provided, however, that the Indemnifying Party shall bear the expense of such defense of the Indemnified Party if representation of both parties by the same counsel would be inappropriate due to actual or potential conflicts of interest. The failure of any Indemnified Party to give notice within a reasonable period of time as provided herein shall relieve the Indemnifying Party of its obligations under this Section 6.3, but only to the extent that such failure to give notice shall materially adversely prejudice the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

         (d) If the indemnification provided for in this Section 6.3 is held to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations; provided, that in no event shall any contribution by an Investor under this Section 6.3 exceed the net proceeds from the offering received by such Investor. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

         (e) The obligations of the Company and each Investor under this Section
6.3 shall survive the completion of any offering of the Shares in a Registration Statement under this Section 6.3, any investigation made by or on behalf of the Indemnified Party or any officer, director or controlling Person of such Indemnified Party and will survive the transfer of securities.

         (f) Information by the Investor. Each Investor shall furnish to the Company such information regarding such Investor and the distribution proposed by such Investor as the Company may reasonably request in writing and as shall be reasonably required in connection with any registration, qualification or compliance referred to in this Section 6.3.

         6.4 TERMINATION OF REGISTRATION RIGHTS. All rights and obligations provided for in Section 6.2 shall terminate on the date on which the Company has no obligation to maintain the effectiveness of the Registration Statement; provided that the rights of any Investor under Section 6.2 shall terminate at such time as the Investor is eligible to sell all securities of Allis-Chalmers held by such Investor and such Investor's affiliates in a single transaction pursuant to Rule 144 of the Securities and Exchange Commission.

         6.5 REPORTS UNDER SECURITIES EXCHANGE ACT OF 1934. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act ("SEC Rule 144") and any other rule or regulation of the SEC that may at any time permit Investors to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

         (a) make and keep public information available, as those terms are understood and defined in SEC Rule 144, at all times so long as the Company remains subject to the periodic reporting requirements under Sections 13 or 15(d) of the Exchange Act;

         (b) use its best efforts to take such action as is necessary to enable the Investors to utilize Form S-3 for the sale of their Shares;

         (c) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

         (d) furnish to any Investor, so long as the Investor owns any Shares, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of the Securities Act and the Exchange Act, or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and
(iii) such other information as may be reasonably requested in availing any Investor of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

         7. INDEMNIFICATION.

         7.1 INDEMNIFICATION BY THE COMPANY. In addition to all other obligations provided for in this Agreement, the Company agrees to indemnify and hold harmless the Investors and their respective "Affiliates" (as defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) and their respective officers, directors, agents, representatives, employees, subsidiaries, partners and controlling persons (each, an "indemnified party") from and against any and all losses, claims, damages, expenses (including reasonable fees, disbursements and other charges of counsel) or other liabilities ("Liabilities") resulting from any breach of any covenant, agreement, representation or warranty of the Company in this Agreement; PROVIDED, HOWEVER, that the Company shall not be liable under this Section 7:
(a) for any amount paid in settlement of claims without the Company's consent (which consent shall not be unreasonably withheld) or (b) to the extent that it is finally judicially determined that such Liabilities resulted primarily from the willful misconduct or bad faith of such indemnified party; PROVIDED, FURTHER, that if and to the extent that such indemnification is held, by final judicial determination to be unenforceable, in whole or in part, for any reason, the Company shall make the maximum contribution to the payment and satisfaction of such indemnified Liability. In connection with the obligation of the Company to indemnify for expenses as set forth above, the Company further agrees to reimburse each indemnified party for all reasonable expenses (including reasonable fees, disbursements and other charges of counsel) as they are incurred by such indemnified party; PROVIDED, HOWEVER, that if an indemnified party is reimbursed hereunder for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Liabilities in question resulted primarily from the willful misconduct or bad faith of such indemnified party.

         7.2 NOTIFICATION; PROCEDURE. Each indemnified party under this Section 7 will, promptly after the receipt of notice of the commencement of any action or other proceeding against such indemnified party in respect of which indemnity may be sought from the Company under this Section 7, notify the Company in writing of the commencement thereof. The omission of any indemnified party so to notify the Company of any such action shall not relieve the Company from any liability which it may have to such indemnified party (i) other than pursuant to this Section 7 or (ii) under this Section 7 unless, and only to the extent that, such omission results in the Company's forfeiture of substantive rights or defenses. In case any such action or other proceeding shall be brought against any indemnified party and it shall notify the Company of the commencement thereof, the Company shall be entitled to participate therein and, to the extent that it may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; PROVIDED, HOWEVER, that any indemnified party may, at its own expense, retain separate counsel to participate in such defense. Notwithstanding the foregoing, in any action or proceeding in which both the Company and an indemnified party is, or is reasonably likely to become, a party, such indemnified party shall have the right to employ separate counsel at the Company's expense and to control its own defense of such action or proceeding if, in the reasonable opinion of counsel to such indemnified party,

(a) there are or may be legal defenses available to such indemnified party or to other indemnified parties that are different from or additional to those available to the Company or (b) any conflict or potential conflict exists between the Company and such indemnified party that would make such separate representation advisable; PROVIDED, HOWEVER, that in no event shall the Company be required to pay fees and expenses under this sentence of this Section 7 for more than one firm of attorneys in any jurisdiction in any one legal action or group of related legal actions. The Company agrees that the Company will not, without the prior written consent of the Investors, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any indemnified party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the Investors and each other indemnified party from all liability arising or that may arise out of such claim, action or proceeding. The rights accorded to indemnified parties hereunder shall be in addition to any rights that any indemnified party may have at common law, by separate agreement or otherwise.

         7.3 REGISTRATION RIGHTS. Notwithstanding anything to the contrary in this Section 7, the indemnification and contribution provisions of Section 6.3 shall govern any claim made with respect to the Registration Statement or sales made thereunder.

         8. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations, warranties and agreements made by the Company and Investors in this Agreement or in any certificate or other instrument delivered pursuant hereto shall survive the Closing and any investigation and discovery by the Company or by Investors, as the case may be, made at any time with respect thereto; PROVIDED, HOWEVER, that, other than with respect to the second sentence of Section 2.2 and the Company's obligations under Section 6 (for which there shall be no time limit imposed by this Section 8), neither Investors nor the Company shall have any liability to the other for any misrepresentation, inaccuracy or omission in any representation or warranty, or any breach of any representation or warranty, unless the party asserting a claim with respect to any thereof gives to the other written notice of such claim on or before the date which is two years following the Closing Date.

         9. MISCELLANEOUS PROVISIONS.

         9.1 DELIVERIES. The Company and Investors hereby covenant and agree to use their respective best efforts to perform each of their obligations hereunder, to deliver all certificates and to satisfy all other conditions set forth in this Agreement and to close the transactions contemplated by this Agreement on the Closing Date.

         9.2 SUCCESSORS AND ASSIGNS. This Agreement is executed by, and shall be binding upon and inure to the benefit of, the parties hereto and each of their respective successors and assigns; PROVIDED, HOWEVER, that neither this Agreement nor any right pursuant hereto nor interest herein shall be assignable except (a) by the Company with the consent of a Majority of the Investors (as defined in Section 9.9), (b) by the Company in connections with a merger, consolidation or sale of all or substantially all of its assets, (c) by an

Investor with the prior written consent of the Company or (d) by an Investor in connection with a sale or other transfer of the Shares. None of the provisions of this Agreement shall be for the benefit of or enforceable by any other person.

         9.3 NOTICES. All notices, demands and other communications provided for or permitted hereunder shall be made in writing and shall be by registered or certified first-class mail, return receipt requested, telecopier, courier service or personal delivery:

                  if to the Investors at the address set forth on the signature page hereof:

                  if to the Company at the following address:

                  Allis-Chalmers Corporation
                  7660 Woodway, Suite 200
                  Houston, Texas  77063
                  Attn:  President
                  Fax: (713) 369-0555

                  with a copy to:

                  Spolin Silverman Cohen & Bartlett LLP
                  1620 26th Street, Suite 2000N
                  Santa Monica, California 90404
                  Attn:  Joseph P. Bartlett
                  Fax:  310 586 2444

All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; when delivered by courier, if delivered by commercial overnight courier service; five business days after being deposited in the mail, postage prepaid, if mailed; and when receipt is acknowledged, if telecopied.

         9.4 COUNTERPARTS. This Agreement may be executed in any number of counterparts, and each such counterpart will for all purposes be deemed an original, and all such counterparts shall constitute one and the same instrument.

         9.5 GOVERNING LAW; FORUM. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware applicable to contracts entered into and to be wholly performed therein. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby shall be brought in the in the courts of the State of Texas or of the United States of America for the Southern District of Texas and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 9.3, such service to become effective 10 days after such mailing.

         9.6 ATTORNEYS' FEES. If any party should institute any action to enforce or interpret any term or provision of this Agreement, the party prevailing in such action, after all appeals have been exhausted, shall be entitled to its attorneys' fees, out-of-pocket disbursements and all other expenses from the non-prevailing party in such action.

         9.7 ENTIRE AGREEMENT. This Agreement (together with all Exhibits and Schedules hereto) constitutes the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior and contemporaneous written and oral negotiations, discussions, agreements and understandings with respect to such subject matter.

         9.8 SECTION HEADINGS. The section and subsection headings contained in this Agreement are included for convenience only and form no part of the agreement between the parties.

         9.9 CONSENT OF INVESTORS. As used herein, a "Majority of the Investors" means Investors who have agreed to or have purchased a majority of the Shares pursuant to this Agreement. Any term or condition hereof may be waived or amended with Investors holding at least 66 2/3% of the shares to be purchased hereunder, provided that no such amendment or waiver of the provisions of
Section 1 hereof may be made without the consent of all affected Investors.

         9.10 INTERPRETATION. Each of the Investors and the Company have participated in the negotiation and drafting of this Agreement. Accordingly, each of the parties hereby waives any statutory provision, judicial precedent or other rule of law to the effect that contractual ambiguities are to be construed against the party who shall have drafted the same.

         9.11 SEVERABILITY. Whenever possible, each provision of this Agreement shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be or become prohibited or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Agreement except to the extent that any provision would clearly be contemplated by the parties to be conditioned upon the validity and enforceability of such invalid or prohibited provision.

         9.12 PUBLIC ANNOUNCEMENTS. Except for such disclosure as the Company is advised by counsel is required to be included in documents filed with the Securities and Exchange Commission or otherwise required by law, the Company shall not use the name of, or make reference to, any Investor or any of its Affiliates in any press release or in any public manner (including any reports or filings made by the Company under the Exchange Act) without such Investor's prior written consent which consent shall not be unreasonably withheld.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered by their respective representatives hereunto duly authorized as of the date first above written.


Allis-Chalmers Corporation,
a Delaware corporation


/S/MUNAWAR H. HIDAYATALLAH
--------------------------
Munawar H. Hidayatallah,
Chief Executive Officer
7660 Woodway, Suite 200
Houston, Texas  77063


MICRO CAP PARTNERS, L.P.


/S/ WILLIAM L. EDWARDS
--------------------------
Signature

WILLIAM L. EDWARDS
--------------------------
Name

General Partner
--------------------------
Title

Address:

Palo Alto Investors
--------------------------
470 University Avenue
--------------------------
Palo Alto, CA 94301
--------------------------

                           [SIGNATURE PAGE CONTINUED]


UBTI FREE, L.P.


/S/ WILLIAM L. EDWARDS
----------------------
Signature

WILLIAM L. EDWARDS
----------------------
Name

General Partner
----------------------
Title

Address:

Palo Alto Investors
----------------------
470 University Avenue
----------------------
Palo Alto, CA 94301
----------------------


PALO ALTO GLOBAL ENERGY FUND


/S/ WILLIAM L. EDWARDS
----------------------
Signature

WILLIAM L. EDWARDS
----------------------
Name

General Partner
----------------------
Title

Address:

Palo Alto Investors
----------------------
470 University Avenue
----------------------
Palo Alto, CA 94301
----------------------

                           [SIGNATURE PAGE CONTINUED]


J. STEVEN EMERSON ROTH IRA


/S/ J. STEVEN EMERSON
-----------------------------------
Signature

J. STEVEN EMERSON
-----------------------------------
Name

Sole beneficiary, self-directed IRA
-----------------------------------
Title

Address:

1522 Ensley Avenue
-----------------------------------
Los Angeles, CA 90024
-----------------------------------


J. STEVEN EMERSON RO IRA II


/S/ J. STEVEN EMERSON
-----------------------------------
Signature

J. STEVEN EMERSON
-----------------------------------
Name

Sole beneficiary, self-directed IRA
-----------------------------------
Title

Address:

1522 Ensley Avenue
-----------------------------------
Los Angeles, CA 90024
-----------------------------------

                           [SIGNATURE PAGE CONTINUED]


EMERSON PARTNERS


/S/ J. STEVEN EMERSON
---------------------
Signature

J. STEVEN EMERSON
---------------------
Name

Trading Authority
---------------------
Title

Address:

1522 Ensley Avenue
---------------------
Los Angeles, CA 90024
---------------------


STRAUS PARTNERS, LP


/S/ MELVILLE STRAUS
---------------------
Signature

MELVILLE STRAUS
---------------------
Name

Managing Principal
---------------------
Title

Address:

Straus Partners, LP
---------------------
605 Third Avenue
---------------------
New York, NY 10158-3698
---------------------

                           [SIGNATURE PAGE CONTINUED]


STRAUS GEPT PARTNERS, LP


/S/ MELVILLE STRAUS
-------------------
Signature

MELVILLE STRAUS
-------------------
Name

Managing Principal
-------------------
Title

Address:

Straus GEPT Partners, LP
-------------------
605 Third Avenue
-------------------
New York, NY 10158-3698
-------------------


MK EMPLOYEE EARLY STAGE FUND, L.P.


/S/ MINOR PERKINS
-------------------
Signature

MINOR PERKINS
-------------------
Name

Managing Director
-------------------
Title

Address:

50 North Front Street
-------------------
Memphis, Tennessee 38103
-------------------

                           [SIGNATURE PAGE CONTINUED]


MORGAN KEEGAN EARLY STAGE FUND, L.P.


/S/ MINOR PERKINS
------------------------
Signature

MINOR PERKINS
------------------------
Name

Managing Director
------------------------
Title

Address:

50 North Front Street
------------------------
Memphis, Tennessee 38103
------------------------


RRCM ONSHORE I, L.P.


/S/ MIKE TAPP
------------------------
Signature

MIKE TAPP
------------------------
Name

Executive Director
------------------------
Title

Address:

2828 Routh
------------------------
Suite 500
------------------------
Dallas, Texas 75201
------------------------

                           [SIGNATURE PAGE CONTINUED]


RELIABLE CREDIT ASSOCIATION INC.
PROFIT SHARING PLAN & TRUST


/S/ EARLE C. MAY
---------------------
Signature

EARLE C. MAY
---------------------
Name

Chairman
---------------------
Title

Address:

May Management, Inc.
---------------------
699 McVey Avenue
---------------------
Lake Oswego, OR 97034
---------------------


RELIABLE CREDIT ASSOCIATION INC.
PENSION & TRUST


/S/ EARLE C. MAY
---------------------
Signature

EARLE C. MAY
---------------------
Name

Chairman
---------------------
Title

Address:

May Management, Inc.
---------------------
699 McVey Avenue
---------------------
Lake Oswego, OR 97034
---------------------

                           [SIGNATURE PAGE CONTINUED]


HOLZMAN FOUNDATION


/S/ EARLE C. MAY
---------------------
Signature

EARLE C. MAY
---------------------
Name

Chairman
---------------------
Title

Address:

May Management, Inc.
---------------------
699 McVey Avenue
---------------------
Lake Oswego, OR 97034
---------------------


EARLE SCHATZ, IRA R/O, #6709673200


/S/ EARLE C. MAY
---------------------
Signature

EARLE C. MAY
---------------------
Name

Chairman
---------------------
Title

Address:

May Management, Inc.
---------------------
699 McVey Avenue
---------------------
Lake Oswego, OR 97034
---------------------

                           [SIGNATURE PAGE CONTINUED]


GERALD LISAC, IRA C/O, #6709673300


/S/ GERALD T. LISAC
---------------------
Signature

GERALD T. LISAC
---------------------
Name

Investor
---------------------
Title

Address:

Gerald T. Lisac
---------------------
24180 Petes Mt. Road
---------------------
West Linn, OR 97068
---------------------


MAY MANAGEMENT, INC.


/S/ EARLE C. MAY
---------------------
Signature

EARLE C. MAY
---------------------
Name

Chairman
---------------------
Title

Address:

May Management, Inc.
---------------------
699 McVey Avenue
---------------------
Lake Oswego, OR 97034
---------------------

                           [SIGNATURE PAGE CONTINUED]


GSSF MASTER FUND, LP


/S/ WARREN W. GARDEN
---------------------
Signature

WARREN W. GARDEN
---------------------
Name

Authorized Agent
---------------------
Title

Address:

100 Crescent Court
---------------------
Suite 490
---------------------
Dallas, Texas 75201
---------------------